UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2016

MEDRESPONSE CORP.

(f/k/a Merecot Corp.)

(Exact name of registrant as specified in its charter)

Nevada	333-194145	68-0683374
(State of incorporation)	(Commission File Number)	(IRS Employer No.)

15462 Cabrito Road Van Nuys, CA 91406-1406

(Address of principal executive offices and Zip Code)

805-315-3318

(Registrant's telephone number, including area code)

Merecot Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(1) Previous Independent Auditors:

a.	On February 25, 2016, KLJ & Associates, LLP ("KLJ") was dismissed as Medresponse Corp.'s (f/k/a Merecot Corp.) independent accountant.

b.

 KLJ's report on our financial statements for the year ended December 31, 2014, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

c.

Our Board of Directors participated in and approved the decision to change independent accountants. Through the period covered by the financial review of financial statements of the quarterly periods March 31, 2015, June 30, 2015, and September 30, 2015, there have been no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused them to make reference thereto in their report on the financial statements. Through the interim period from September 30, 2015, to February 25, 2016, (the date of dismissal of the former accountant), there have been no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KLJ would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized KLJ to respond fully to the inquiries of the successor accountant.

e.	During the interim period through September 30, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.

The Company provided a copy of the foregoing disclosures to KLJ prior to the date of the filing of this Report and requested that KLJ furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Accountants:

a.

On February 26, 2016, the Company engaged Pritchett, Siler & Hardy, P.C. of Farmington, Utah, as its new registered independent public accountant. During the years ended December 31, 2015 and 2014, and prior to February 26, 2016 (the date of the new engagement), we did not consult with Pritchett, Siler & Hardy, P.C. regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Pritchett, Siler & Hardy, P.C., in either case where written or oral advice provided by Pritchett, Siler & Hardy, P.C. would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit

16.1	Letter from KLJ & Associates, LLP, dated February 25, 2016, regarding the change in certifying accountant (filed herewith).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medresponse Corp.

Date: February 26, 2016	By:	/s/ Andrew Stepansky
Andrew Stepansky
Chief Executive Officer